UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2018

Rosetta Stone Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34283	43837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1621 North Kent Street, Suite 1200, Arlington, Virginia 22209
(Address of principal executive offices, including zip code)

703-387-5800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2018, the Board of Directors of Rosetta Stone Inc. (the “Company”) appointed Mathew N. Hulett, age 48, and Nicholas C. Gaehde, age 58, Co-Presidents of the Company, effective January 1, 2019. A. John Hass III, age 53, will remain the Chairman of the Board and Chief Executive Officer of the Company, positions in which he has served since April 2016. Mr. Hulett has served as President, Language of the Company since August 2017 and Mr. Gaehde has served as President of Lexia Learning, a subsidiary of the Company, since 2005 and became an executive officer of the Company in August 2017. Complete biographical information for Messrs. Hass, Hulett and Gaehde is disclosed under “Executive Officers” in the Company’s Definitive Proxy Statement relating to the 2018 Annual Meeting of Stockholder, which was filed with the Securities and Exchange Commission on April 30, 2018, and in the press release in which the management appointments were announced, attached hereto as Exhibit 99.1 and incorporated herein by reference.

There are no family relationships between Messrs. Hass, Hulett or Gaehde and any director or executive officer of the Company, and none has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. No decisions have been made with respect to adjustments to the compensation of Messrs. Hass, Hulett and Gaehde in connection with the management changes. Any adjustments to compensation will be reported at such time as they are finalized and approved by the Compensation Committee and the Board of Directors.

Item 8.01. Other Events.

The Company's 2019 Annual Meeting of Stockholders is expected to be held on May 16, 2019.

Any stockholder who intends to present a proposal to be included in our 2019 proxy statement must submit the proposal, in writing, so that our General Counsel and Secretary receives it at our principal executive offices, located at 1621 North Kent Street, Suite 1200, Arlington, Virginia 22209, by January 3, 2019. In addition, our stockholders must comply with other requirements of the SEC related to stockholder proposals that are to be included in proxy statements as set forth in Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated November 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2018

ROSETTA STONE INC.
By:	/s/ Sonia Galindo
Name: Sonia Galindo
Title: General Counsel and Secretary

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